

FRANKLIN SQUARE
CAPITAL PARTNERS

FS ENERGY & POWER FUND:

AN ALTERNATIVE INVESTMENT IN U.S. ENERGY AND POWER

Offering size: 300,000,000 common shares[1]

Current offering price: $10.75 per share[2]

Current annual distribution rate: 6.10%[3]

FS Energy & Power Fund (FSEP) provides investors access to U.S. private debt and equity investments in the energy and power industry through a publicly registered business development company (BDC).

The Fund's investment objectives are to generate current income and long-term capital appreciation.

The Fund is managed by FS Investment Advisor, LLC and sub-advised by GSO Capital Partners LP.[4]

Financial professionals should call 855-871-3438 or visit www.fsenergyandpowerfund.com/income for more information. Individual investors should contact their financial advisor to learn more and to receive a prospectus.

Sample portfolio holdings as of 3/31/13[5]

BRAND ENERGY & INFRASTRUCTURE SERVICES | Chaparral ENERGY | PANDA | RICE ENERGY | EquiPower Resources Corp.

FS² Capital Partners, LLC | 2929 Arch Street, Suite 675 | Philadelphia, PA 19104
Distributed by FS² Capital Partners, LLC | Member FINRA/SIPC
Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

1 Registered shares include common shares registered in a follow-on offering that was declared effective by the Securities and Exchange Commission on 5/13/2013, the sale of which may be limited in certain jurisdictions pending the sale of all common shares registered in the Fund's initial public offering.

2 Offering price is as of 5/16/2013 and is subject to change as described in the prospectus.

3 The distribution rate represents the annualized, semi-monthly distribution rate based on an offering price of $10.75 per share as of 5/16/2013. This is prior to any deductions of selling commissions or dealer manager fees. To date, this rate has not included any distributions paid from offering proceeds or borrowings. If distributions are paid from offering proceeds or borrowings, a portion of FSEP's distributions to shareholders may be deemed a return of capital due to the nature of certain distributions received by FSEP. Distributions are not guaranteed.

4 FSEP is managed by FS Investment Advisor, LLC, a registered investment adviser and affiliate of FSEP. FS Investment Advisor, LLC has engaged GSO Capital Partners LP to act as FSEP's sub-adviser.

5 Holdings as a percentage of total portfolio fair value as of 3/31/13: Brand Energy and Infrastructure – 2.7% (position or portion of position unsettled as of 3/31/13), Chaparral Energy Inc. – 1.7%, Panda Temple Power – 6.6%, Rice Drilling – 5.5% (percentage shown net of unfunded commitment amount), Equipower Resource Holdings, LLC - 1.2%.

Investors should carefully consider the information contained in FSEP's prospectus before investing, including FSEP's investment objectives, risks, charges and expenses. To receive a prospectus, contact your financial advisor. Alternatively, a copy of the prospectus is available free of charge by contacting FS² Capital Partners, LLC.

Investing in FSEP may be considered speculative and involves a high level of risk, including a substantial loss of investment. The Fund invests in securities rated below investment grade, also referred to as "junk." These types of securities are speculative with respect to the issuer's capacity to pay interest and repay principal. They may be difficult to value and have limited liquidity. An investor should not expect to be able to sell all shares of the Fund at any time. The Fund offers a share repurchase program. The Fund does not intend to list shares on any securities exchange during the offering period and a secondary market is not expected to develop. Only a limited number of shares will be eligible for repurchase and an investor should understand that they will not have access to their investment for an indefinite period of time. An investment in the Fund is not suitable if the investor will need access to the money invested.

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. A prospectus relating to the securities of FSEP and containing this and other information about FSEP has been filed with the Department of Law of the State of New York and the Securities and Exchange Commission. Neither the Securities and Exchange Commission, the Attorney-General of the State of New York nor any other state securities regulators has approved or disapproved of these securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FS² Capital Partners, LLC (FS² Capital), the dealer manager for the public offering, is an affiliate of the investment adviser and serves or has served as the dealer manager for the public offerings of shares by other entities sponsored by Franklin Square Capital Partners. These relationships may create conflicts in connection with FS² Capital's due diligence obligations under the federal securities laws. FS² Capital is entitled to compensation in connection with this offering, including receiving selling commissions (which are generally re-allowed to selling broker dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in the offering. FS² Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offering. In addition, the investment adviser and its affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.